UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 30, 2007

SIMCLAR, INC.
(Exact name of registrant as specified in its charter)

Florida	001-13924	59-1709103
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2230 West 77th Street, Hialeah, Florida	33016
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(305) 556-9210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fling is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 30, 2007, Simclar, Inc. (the “Company”) issued a press release regarding its consolidated financial results for the fourth quarter and for the full year ended December 31, 2006. A copy of the Company’s March 30, 2007, press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 2.02 of this Current Report on Form 8-K, including exhibit 99.1 hereto, shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following are being furnished as Exhibits to this report:

Exhibit
Number	Exhibit Description

99.1	Simclar, Inc. press release dated March 30, 2007, entitled “Simclar Announces 2006 Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simclar, Inc.

Date: April 5, 2007	By:	/s/ Barry J. Pardon
Barry J. Pardon, President